EXHIBIT 10.7
FIRST AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
          THIS FIRST AMENDMENT TO PHARMACY PURCHASE AGREEMENT is entered into effective the 23rd day of May, 2008, among APOTHECARYRX, LLC, an Oklahoma limited liability company (the “Buyer”), PARKWAY DRUGS, INC., an Illinois corporation (“Parkway”), REHN-HUERBINGER DRUG CO., an Illinois corporation (“RHD Co.”), 666 DRUG COMPANY, an Illinois corporation (“Drug Co.”), WILMETTE-HUERBINGER DRUG CO., an Illinois corporation (“WHD Co.” and collectively with Parkway, RHD Co. and Drug Co., the “Sellers”), EDWARD FOX, an individual (“Fox”), SIMPSON GOLD, an individual (“Gold”), LAWRENCE HORWITZ, an individual (“Horwitz”), and STEVEN FEINERMAN, an individual (“Feinerman” and together with Fox, Gold and Horwitz, collectively, the “Shareholders”).
W I T N E S S E T H :
          WHEREAS, the Buyer, the Sellers and the Shareholders entered into that certain Pharmacy Purchase Agreement dated effective May 2, 2008 (the “Agreement”), for the sale and purchase of the Sellers’ pharmacies in and around Chicago, Illinois; and
          WHEREAS, the parties desire to amend the Agreement to address certain closing procedures.
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Definition of Terms. Except as otherwise defined herein, all capitalized terms will have the same meaning herein as the terms are defined in the Agreement.
2. Inventory. Paragraph 5 of the Agreement is hereby amended to provide that the parties have agreed to schedule Physical Inventory for each Business for the dates and times set forth below under the heading “Inventory Date:”

Owner	Business Location	Inventory Date	Time of Transfer
RHD Co.	353 Park Avenue Glencoe, IL 60022	6:00 a.m., June 1, 2008	6:00 a.m., June 1, 2008

Drug Co.	680 N. Lake Shore Drive Chicago, IL 60611	Closing time, June 2, 2008	6:00 a.m., June 3, 2008

WHD Co.	333 Ridge Road Wilmette, IL 60091	6:00 a.m., June 4, 2008	6:00 a.m., June 4, 2008

Parkway	2346 N. Clark Street Chicago, IL 60614	6:00 a.m., June 5, 2008	6:00 a.m., June 5, 2008
First Amendment to
Pharmacy Purchase Agreement

3. Time of Transfer. Paragraph 10.3 of the Agreement is hereby amended to provide that there will be a separate Time of Transfer for each Business location which will be deemed to be the times set forth under the heading “Time of Transfer” in the table in paragraph 3 of this First Amendment. The Assets for each separate Business location will be conveyed by separate assignment documents setting forth the foregoing effective times for the transfers.
4. The Closing. Paragraph 10 of the Agreement is hereby amended to provide that the Closing Date will be the first business day after the last of the Physical Inventories is completed. The parties expect the Closing Date to be June 6, 2008. The parties may agree (but have no obligation to agree) to close on June 5, 2008, if the final Physical Inventory is complete and all closing documents executed prior to the wire transfer deadline.
5. Interest. On the Closing Date, the Buyer will pay to the applicable Seller, in immediately available funds, interest at the then current prime rate published in the Wall Street Journal on the sum of the Merchandise Inventory Price and the cash amount of the Base Price for the number of days between the Time of Transfer for each location and the Closing Date, including the day of the Time of Transfer but excluding the day of the Closing Date. The interest on the Base Price will be allocated based on the percentages set forth at Schedule “4.5” to the Agreement and the interest on the Merchandise Inventory Price will be allocated to the owner of the Merchandise Inventory from which the Merchandise Inventory Price is calculated. Accordingly, based on the foregoing, a Closing Date of June 6, 2008, and the Times of Transfer set forth in the table in paragraph 3 above, the Buyer will pay: (a) to RHD Co., 5 days of interest on the sum of (i) 61.62% of the cash amount of the Base Price plus (ii) the Merchandise Inventory Price attributable to Merchandise Inventory at RHD Co.’s Business; (b) to Drug Co., 3 days of interest on the sum of (i) 19.25% of the cash amount of the Base Price plus (ii) the Merchandise Inventory Price attributable to Merchandise Inventory at Drug Co.’s Business; (c) to WHD Co., 2 days of interest on the sum of (i) 8.71% of the cash amount of the Base Price plus (ii) the Merchandise Inventory Price attributable to Merchandise Inventory at WHD Co.’s Business; and (d) to Parkway, 1 day of interest on the sum of (i) 10.42% of the cash amount of the Base Price plus (ii) the Merchandise Inventory Price attributable to Merchandise Inventory at Parkway’s Business.
6. Employee Meetings. Paragraph 7.1 of the Agreement is hereby amended to the extent necessary to provide that the Buyer may meet with the employees of the Businesses beginning May 27, 2008, at reasonable times acceptable to the Sellers.
7. Supersession. In all respects, except as specifically amended hereby, the Agreement remains in full force and effect and unabated.
8. Multiple Counterparts. This First Amendment may be executed in counterparts, or facsimiles thereof, each of which will be deemed an original document but all of which will constitute a single document.
First Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO FIRST AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, this First Amendment has been executed by the parties effective the date first above written.

Seller: REHN-HUERBINGER DRUG CO., an Illinois corporation
By:	/S/ STEVEN FEINERMAN
Steve Feinerman, President

Seller: PARKWAY DRUGS, INC, an Illinois corporation
By:	/S/ STEVEN FEINERMAN
Steve Feinerman, President

Shareholder:
/S/ STEVEN FEINERMAN
STEVEN FEINERMAN, individually

First Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO FIRST AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, this First Amendment has been executed by the parties effective the date first above written.

Seller: 666 DRUG CO., an Illinois corporation
By:	/S/ EDWARD FOX
Edward Fox, President

Shareholder:
/S/ EDWARD FOX
EDWARD FOX, individually

First Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO FIRST AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
          IN WITNESS WHEREOF, this First Amendment has been executed by the parties effective the date first above written.

Seller: WILMETTE-HUERBINGER DRUG CO., an Illinois corporation
By:	/S/ LAWRENCE HORWITZ
Lawrence Horwitz, President

Shareholder:
/S/ LAWRENCE HORWITZ
LAWRENCE HORWITZ, individually

First Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO FIRST AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
          IN WITNESS WHEREOF, this First Amendment has been executed by the parties effective the date first above written.

Shareholder:
/S/ SIMPSON GOLD
SIMPSON GOLD, individually

First Amendment to
Pharmacy Purchase Agreement
Parkway Drugs

SIGNATURE PAGE TO FIRST AMENDMENT TO
PHARMACY PURCHASE AGREEMENT
          IN WITNESS WHEREOF, this First Amendment has been executed by the parties effective the date first above written.

APOTHECARYRX, LLC, an Oklahoma limited liability company
By	/S/ LEWIS P. ZEIDNER
Lewis P. Zeidner, President
(the “Buyer”)

First Amendment to
Pharmacy Purchase Agreement